Exhibit 99.1
The following are certain preliminary results of selected unaudited financial and other information of Johnson & Johnson for the fiscal three and six months ended July 2, 2023 and actual unaudited financial results of Johnson & Johnson for the three and six months ended July 3, 2022. Johnson & Johnson has provided certain preliminary results below; however, its closing procedures for the fiscal three and six months ended July 2, 2023 are not yet complete. Johnson & Johnson’s actual results for the fiscal three and six months ended July 2, 2023 remain subject to the completion of management’s final review and Johnson & Johnson’s other closing procedures, or subsequent events, as well as the completion of the review of Johnson & Johnson’s financial statements. Accordingly, you should not place undue reliance on these preliminary results set out below, which may differ from actual results. During the course of the preparation of Johnson & Johnson’s unaudited consolidated financial statements and the notes thereto, additional items that require adjustments to the preliminary results presented below may be identified.
The preliminary financial data of Johnson & Johnson included below has been prepared by, and is the responsibility of, Johnson & Johnson’s management. Johnson & Johnson's independent registered public accounting firm, PricewaterhouseCoopers LLP, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

The preliminary and actual results of Johnson & Johnson provided below do not represent a comprehensive statement of Johnson & Johnson’s financial results and should not be viewed as a substitute for unaudited consolidated financial results prepared in accordance with GAAP. In addition, the preliminary results for the fiscal three and six months ended July 2, 2023 are not necessarily indicative of the results to be achieved in any future period.

OVERALL FINANCIAL RESULTS:

	Q2
($ in Millions, except EPS)	2023 (Preliminary)	2022 (Actual)	% Change
Reported Sales	$25,530	$24,020	6.3%
Net Earnings/(Loss)	$5,144	$4,814	6.9%
EPS (diluted)	$1.96	$1.80	8.9%
REGIONAL SALES RESULTS:

Q2			% Change
($ in Millions)	2023 (Preliminary)	2022 (Actual)	Reported
U.S.	$13,444	$12,197	10.2%
International	12,086	11,823	2.2
Worldwide	$25,530	$24,020	6.3%
Note: values may have been rounded
SEGMENT SALES RESULTS:

Q2			% Change
($ in Millions)	2023 (Preliminary)	2022 (Actual)	Reported
Consumer Health	$4,011	$3,805	5.4%
Pharmaceutical	13,731	13,317	3.1
MedTech	7,788	6,898	12.9
Worldwide	$25,530	$24,020	6.3%
Note: Values may have been rounded

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2023 (Preliminary)	2022 (Actual)	Total
Sales to customers by
geographic area

U.S.	$13,444	12,197	10.2%

Europe	5,894	6,085	(3.1)
Western Hemisphere excluding U.S.	1,713	1,536	11.5
Asia-Pacific, Africa	4,479	4,202	6.6
International	12,086	11,823	2.2

Worldwide	$25,530	24,020	6.3%
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2023 (Preliminary)	2022 (Actual)	Total
Sales to customers by
geographic area

U.S.	$25,961	23,611	10.0%

Europe	12,226	12,109	1.0
Western Hemisphere excluding U.S.	3,300	3,018	9.3
Asia-Pacific, Africa	8,789	8,708	0.9
International	24,315	23,835	2.0

Worldwide	$50,276	47,446	6.0%
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER			SIX MONTHS
			Percent Change			Percent Change
	2023 (Preliminary)	2022 (Actual)	Total	2023 (Preliminary)	2022 (Actual)	Total
Sales to customers by
segment of business

Consumer Health
U.S.	$1,787	1,687	6.0%	$3,522	3,244	8.6%
International	2,224	2,118	5.0	4,341	4,147	4.7
	4,011	3,805	5.4	7,863	7,391	6.4

Pharmaceutical (1)
U.S.	7,818	7,159	9.2	14,841	13,791	7.6
International	5,913	6,158	(4.0)	12,303	12,395	(0.7)
	13,731	13,317	3.1	27,144	26,186	3.7

Pharmaceutical excluding COVID-19 Vaccine (1)
U.S.	7,818	7,114	9.9	14,841	13,671	8.6
International	5,628	5,659	(0.5)	11,271	11,514	(2.1)
	13,446	12,773	5.3	26,112	25,185	3.7

MedTech
U.S.	3,839	3,351	14.6	7,598	6,576	15.5
International	3,949	3,547	11.3	7,671	7,293	5.2
	7,788	6,898	12.9	15,269	13,869	10.1

U.S.	13,444	12,197	10.2	25,961	23,611	10.0
International	12,086	11,823	2.2	24,315	23,835	2.0
Worldwide	25,530	24,020	6.3	50,276	47,446	6.0

U.S.	13,444	12,152	10.6	25,961	23,491	10.5
International	11,801	11,324	4.2	23,283	22,954	1.4
Worldwide excluding COVID-19 Vaccine (1)	$25,245	23,476	7.5%	$49,244	46,445	6.0%
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1)Refer to supplemental sales reconciliation schedules.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2023 (Preliminary)		2022 (Actual)		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$25,530	100.0	$24,020	100.0	6.3
Cost of products sold	8,212	32.2	7,919	33.0	3.7
Gross Profit	17,318	67.8	16,101	67.0	7.6
Selling, marketing and administrative expenses	6,665	26.1	6,226	25.9	7.1
Research and development expense	3,829	15.0	3,703	15.4	3.4
Interest (income) expense, net	(23)	(0.1)	(26)	(0.1)
Other (income) expense, net*	(60)	(0.2)	273	1.1
Restructuring	145	0.5	85	0.4
Earnings before provision for taxes on income	6,762	26.5	5,840	24.3	15.8
Provision for taxes on income	1,618	6.4	1,026	4.3	57.7
Net earnings	$5,144	20.1	$4,814	20.0	6.9

Net earnings per share (Diluted)	$1.96		$1.80		8.9

Average shares outstanding (Diluted)	2,625.7		2,667.9

Effective tax rate	23.9%		17.6%
*    Fiscal second quarter Other (income) expense, net includes $37 million related to the Company's 10.4% non-controlling interest in Kenvue, Inc. from the time of the initial public offering on May 8, 2023 through the end of the fiscal second quarter.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2023 (Preliminary)		2022 (Actual)		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$50,276	100.0	$47,446	100.0	6.0
Cost of products sold	16,607	33.0	15,517	32.7	7.0
Gross Profit	33,669	67.0	31,929	67.3	5.4
Selling, marketing and administrative expenses	12,803	25.5	12,164	25.6	5.3
Research and development expense	7,392	14.7	7,165	15.1	3.2
In-process research and development	49	0.1	610	1.3
Interest (income) expense, net	(43)	(0.1)	(38)	(0.1)
Other (income) expense, net*	7,168	14.3	171	0.4
Restructuring	275	0.5	155	0.3
Earnings before provision for taxes on income	6,025	12.0	11,702	24.7	(48.5)
Provision for taxes on income	949	1.9	1,739	3.7	(45.4)
Net earnings	$5,076	10.1	$9,963	21.0	(49.1)

Net earnings per share (Diluted)	$1.93		$3.73		(48.3)

Average shares outstanding (Diluted)	2,630.7		2,669.2

Effective tax rate	15.8%		14.9%
*    Fiscal six months Other (income) expense, net includes $37 million related to the Company's 10.4% non-controlling interest in Kenvue, Inc. from the time of the initial public offering on May 8, 2023 through the end of the fiscal second quarter.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER			SIX MONTHS
			% Change			% Change
	2023 (Preliminary)	2022 (Actual)	Reported	2023 (Preliminary)	2022 (Actual)	Reported
CONSUMER HEALTH SEGMENT (1)

OTC
US	$712	663	7.5%	$1,457	1,333	9.3%
Intl	947	818	15.7	1,844	1,609	14.6
WW	1,659	1,482	12.0	3,301	2,943	12.2

SKIN HEALTH / BEAUTY
US	650	629	3.4	1,267	1,173	8.0
Intl	498	497	0.3	991	965	2.7
WW	1,148	1,126	2.0	2,258	2,138	5.6

ORAL CARE
US	173	170	1.7	332	313	6.2
Intl	225	224	0.3	427	447	(4.7)
WW	398	394	0.9	759	760	(0.2)

BABY CARE
US	99	88	12.5	195	173	12.7
Intl	261	287	(9.1)	524	557	(6.0)
WW	360	375	(4.0)	719	730	(1.6)

WOMEN'S HEALTH
US	4	3	(2.1)	7	7	(0.1)
Intl	235	228	3.5	449	452	(0.7)
WW	238	230	3.4	455	458	(0.6)

WOUND CARE / OTHER
US	149	133	12.3	264	245	7.9
Intl	58	65	(10.3)	107	117	(8.4)
WW	207	197	4.9	371	361	2.6

TOTAL CONSUMER HEALTH
US	1,787	1,687	6.0	3,522	3,244	8.6
Intl	2,224	2,118	5.0	4,341	4,147	4.7
WW	$4,011	3,805	5.4%	$7,863	7,391	6.4%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER			SIX MONTHS
			% Change			% Change
	2023 (Preliminary)	2022 (Actual)	Reported	2023 (Preliminary)	2022 (Actual)	Reported
PHARMACEUTICAL SEGMENT (1) (2)

IMMUNOLOGY
US	$2,865	2,853	0.4%	$5,313	5,354	(0.8)%
Intl	1,631	1,559	4.7	3,295	3,176	3.8
WW	4,496	4,411	1.9	8,608	8,530	0.9
REMICADE
US	277	391	(29.3)	553	749	(26.2)
US Exports (3)	33	44	(24.9)	74	124	(40.3)
Intl	152	212	(28.2)	322	437	(26.2)
WW	462	647	(28.6)	949	1,310	(27.5)
SIMPONI / SIMPONI ARIA
US	285	301	(5.1)	556	588	(5.4)
Intl	244	266	(8.2)	510	549	(7.1)
WW	529	566	(6.6)	1,066	1,137	(6.2)
STELARA
US	1,817	1,731	4.9	3,268	3,110	5.1
Intl	981	868	13.0	1,974	1,777	11.1
WW	2,797	2,599	7.6	5,241	4,887	7.2
TREMFYA
US	450	382	17.8	856	773	10.7
Intl	255	214	19.4	489	413	18.4
WW	706	597	18.3	1,346	1,187	13.4
OTHER IMMUNOLOGY
US	4	3	17.8	7	9	(30.2)
Intl	0	0	—	0	0	—
WW	4	3	17.8	7	9	(30.2)

INFECTIOUS DISEASES
US	395	415	(4.9)	787	876	(10.2)
Intl	727	901	(19.4)	1,920	1,737	10.5
WW	1,121	1,316	(14.8)	2,707	2,613	3.6
COVID-19 VACCINE
US	—	45	*	—	120	*
Intl	285	499	(43.0)	1,032	881	17.1
WW	285	544	(47.7)	1,032	1,001	3.0
EDURANT / rilpivirine
US	8	9	(9.0)	17	18	(5.3)
Intl	258	215	19.9	529	454	16.4
WW	266	225	18.6	546	473	15.6
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	382	355	7.6	760	724	5.0
Intl	109	110	(0.2)	208	242	(13.9)
WW	491	464	5.8	968	965	0.3
OTHER INFECTIOUS DISEASES
US	5	6	(27.2)	10	14	(30.6)
Intl	74	77	(3.5)	151	160	(5.6)
WW	79	83	(5.2)	161	174	(7.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER			SIX MONTHS
			% Change			% Change
	2023 (Preliminary)	2022 (Actual)	Reported	2023 (Preliminary)	2022 (Actual)	Reported
PHARMACEUTICAL SEGMENT (1) (2) (Continued)

NEUROSCIENCE
US	$1,029	896	14.9%	$2,007	1,739	15.4%
Intl	764	837	(8.8)	1,590	1,735	(8.4)
WW	1,793	1,734	3.5	3,597	3,475	3.5
CONCERTA / methylphenidate
US	64	38	68.2	134	73	84.0
Intl	143	123	16.3	279	245	13.9
WW	208	161	28.6	414	318	30.0
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	721	691	4.3	1,434	1,352	6.0
Intl	310	362	(14.4)	641	749	(14.5)
WW	1,031	1,054	(2.1)	2,075	2,102	(1.3)
SPRAVATO
US	144	74	93.2	255	135	88.3
Intl	25	11	*	45	20	*
WW	169	85	98.2	300	155	93.1
OTHER NEUROSCIENCE
US	100	93	9.3	184	179	3.1
Intl	286	341	(16.4)	625	721	(13.4)
WW	386	433	(10.9)	809	900	(10.1)

ONCOLOGY
US	2,069	1,679	23.2	3,958	3,261	21.4
Intl	2,329	2,362	(1.4)	4,552	4,731	(3.8)
WW	4,398	4,042	8.8	8,510	7,992	6.5
CARVYKTI
US	114	24	*	184	24	*
Intl	3	—	*	5	—	*
WW	117	24	*	189	24	*
DARZALEX
US	1,322	1,021	29.5	2,513	1,974	27.3
Intl	1,110	965	15.0	2,182	1,868	16.8
WW	2,431	1,986	22.4	4,695	3,842	22.2
ERLEADA
US	241	233	3.6	490	439	11.8
Intl	326	218	49.7	619	412	50.3
WW	567	450	25.9	1,109	850	30.4
IMBRUVICA
US	262	349	(24.9)	532	719	(26.0)
Intl	579	620	(6.7)	1,136	1,288	(11.8)
WW	841	970	(13.2)	1,668	2,008	(16.9)
ZYTIGA / abiraterone acetate
US	9	19	(55.2)	25	38	(34.7)
Intl	218	486	(55.1)	447	1,006	(55.6)
WW	227	505	(55.1)	472	1,044	(54.8)
OTHER ONCOLOGY
US	122	33	*	214	67	*
Intl	92	72	27.8	162	156	3.6
WW	214	106	*	376	224	68.0
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER			SIX MONTHS
			% Change			% Change
	2023 (Preliminary)	2022 (Actual)	Reported	2023 (Preliminary)	2022 (Actual)	Reported
PHARMACEUTICAL SEGMENT (1) (2) (Continued)

PULMONARY HYPERTENSION
US	$684	560	22.0%	$1,284	1,132	13.4%
Intl	289	284	2.0	561	563	(0.4)
WW	972	843	15.3	1,844	1,695	8.8
OPSUMIT
US	328	265	23.7	601	538	11.6
Intl	179	173	3.4	346	343	0.9
WW	507	438	15.7	947	881	7.5
UPTRAVI
US	338	272	24.2	642	541	18.7
Intl	61	56	10.0	119	112	6.6
WW	399	328	21.8	761	653	16.6
OTHER PULMONARY HYPERTENSION
US	18	23	(23.8)	41	53	(23.0)
Intl	48	55	(10.9)	95	108	(11.7)
WW	66	78	(14.7)	136	161	(15.5)

CARDIOVASCULAR / METABOLISM / OTHER
US	776	757	2.6	1,491	1,429	4.3
Intl	174	215	(19.0)	386	453	(14.7)
WW	950	972	(2.2)	1,877	1,882	(0.3)
XARELTO
US	637	609	4.7	1,215	1,117	8.8
Intl	—	—	—	—	—	—
WW	637	609	4.7	1,215	1,117	8.8
OTHER
US	138	148	(6.3)	275	312	(11.8)
Intl	174	215	(19.0)	386	453	(14.7)
WW	313	363	(13.8)	662	765	(13.5)

TOTAL PHARMACEUTICAL
US	7,818	7,159	9.2	14,841	13,791	7.6
Intl	5,913	6,158	(4.0)	12,303	12,395	(0.7)
WW	$13,731	13,317	3.1%	$27,144	26,186	3.7%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER			SIX MONTHS
			% Change			% Change
	2023 (Preliminary)	2022 (Actual)	Reported	2023 (Preliminary)	2022 (Actual)	Reported
MEDTECH SEGMENT (1) (2)

INTERVENTIONAL SOLUTIONS
US	$908	525	73.1%	$1,771	1,019	73.8%
Intl	712	525	35.7	1,352	1,123	20.5
WW	1,620	1,049	54.4	3,123	2,141	45.8

ELECTROPHYSIOLOGY
US	609	499	22.0	1,180	969	21.7
Intl	587	469	25.1	1,109	1,001	10.8
WW	1,196	968	23.5	2,288	1,970	16.2

ABIOMED
US	272	—	*	536	—	*
Intl	59	—	*	119	—	*
WW	331	—	*	655	—	*

OTHER INTERVENTIONAL SOLUTIONS
US	27	26	4.5	55	51	10.8
Intl	67	56	20.0	125	121	2.8
WW	93	81	15.1	180	171	5.1

ORTHOPAEDICS
US	1,388	1,338	3.7	2,751	2,627	4.7
Intl	878	820	7.0	1,759	1,719	2.3
WW	2,265	2,157	5.0	4,510	4,345	3.8

HIPS
US	250	240	4.1	491	465	5.6
Intl	147	148	(0.8)	296	312	(5.1)
WW	397	388	2.2	787	777	1.3

KNEES
US	221	216	2.4	447	417	7.2
Intl	142	133	6.3	284	271	4.8
WW	363	349	3.9	731	688	6.3

TRAUMA
US	483	464	4.3	974	939	3.7
Intl	255	232	9.9	522	505	3.2
WW	739	696	6.1	1,496	1,444	3.6

SPINE, SPORTS & OTHER
US	433	418	3.5	839	805	4.1
Intl	334	306	9.0	657	630	4.2
WW	766	724	5.8	1,495	1,436	4.2
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER			SIX MONTHS
			% Change			% Change
	2023 (Preliminary)	2022 (Actual)	Reported	2023 (Preliminary)	2022 (Actual)	Reported

MEDTECH SEGMENT (1) (2) (Continued)
SURGERY
US	$1,015	992	2.2%	$1,990	1,913	4.0%
Intl	1,580	1,458	8.4	3,039	2,971	2.3
WW	2,594	2,450	5.9	5,028	4,884	3.0
ADVANCED
US	466	454	2.7	910	871	4.5
Intl	757	702	7.8	1,430	1,431	0.0
WW	1,222	1,156	5.8	2,340	2,302	1.7

GENERAL
US	548	538	1.9	1,079	1,042	3.6
Intl	823	756	8.9	1,608	1,540	4.5
WW	1,372	1,294	6.0	2,688	2,582	4.1

VISION
US	529	496	6.6	1,087	1,017	6.9
Intl	778	745	4.6	1,521	1,481	2.7
WW	1,308	1,241	5.4	2,608	2,498	4.4

CONTACT LENSES / OTHER
US	409	374	9.1	853	774	10.1
Intl	530	519	2.2	1,039	1,030	0.9
WW	939	894	5.1	1,892	1,804	4.9
SURGICAL
US	120	122	(1.1)	234	243	(3.6)
Intl	249	225	10.1	482	451	6.7
WW	369	347	6.2	716	694	3.1

TOTAL MEDTECH
US	3,839	3,351	14.6	7,598	6,576	15.5
Intl	3,949	3,547	11.3	7,671	7,293	5.2
WW	$7,788	6,898	12.9%	$15,269	13,869	10.1%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
* Percentage greater than 100% or not meaningful
(1)Unaudited
(2)Certain prior year amounts have been reclassified to conform to current year product disclosures
(3)Reported as U.S. sales